Exhibit 2.9.10


ADDENDUM 2 TO CONVERTIBLE LOAN AGREEMENT

         THIS ADDENDUM 2 TO CONVERTIBLE LOAN AGREEMENT (this "Addendum") dated as of May 15, 2003 ("Effective Date"), is by and between Commtouch Software Ltd., an Israeli corporation ("Commtouch"), and the lenders signing below (each, a "Lender", and collectively, the "Lenders").

         WHEREAS, Commtouch and the Lenders previously executed the Convertible Loan Agreement on January 29, 2003 ("Agreement"); and

         WHEREAS, the Lenders have funded the first tranche of the Loan, and have indicated their intent to fund the second tranche of the Loan; and

         WHEREAS, XDL Capital Corp., on behalf of certain of the existing and new Lenders, has exercised the option to fund the additional amount of the Loan of $345,000 pursuant to Addendum 1 to Convertible Loan Agreement dated March 28, 2003; and

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.  Amendment to Exhibit "A" to the Agreement


Exhibit "A" to the Agreement is replaced and superseded by the following new Exhibit "A":

Lenders' Names and Addresses              First Tranche Loan Amount     Second Tranche Loan Amount
----------------------------              -------------------------     --------------------------
AxcessNet Resources LLC.                  $44,000                       $156,000
                                          -------                       --------
1050 Winter Street (Suite 2400),
Waltham MA 02451
Tel: (781)466-8888;
Fax:(781)466-8822;
Email:eyal@axcess-net.com

Bert Amato                                $40,000                       $60,000
                                          -------                       -------
364 Glencairn Avenue
Toronto, Ontario
M5N 1V1
Phone: (416) 488-9459
Fax:(416) 484-1409
Email: bamato@sympatico.ca

Compugen Systems Ltd.                     $50,000                       $75,000
                                          -------                       -------
25 Leek Crescent
Richmond Hill, ON Canada L4B4B3
tel: 905 707-2050, 1-800-387-5045;
fax: (905) 707-2020 Email:
hzarek@compugen.com

Delta Capital Investments Ltd.            $20,000                       $30,000
                                          -------                       -------
37-41 Bedford Row
London, WC1R4JH
Fax 44-20-76112396
Email: delta51@attglobal.net
Attn: David Teacher

KKB Ventures LLC                          $100,000                      $150,000
                                          --------                      --------
Attn: Ken Casey
285 Musketaquid Rd. Concord, Ma. 01742
Tel: 617 320-9764
Fax: none
Email: kfcasey@hotmail.com



XDL Capital Corp.                         $50,000                       $165,000
                                          -------                       --------
30 St. Clair Avenue West, Ste. 901,
Toronto,  M4V 3A1
Attn: David Latner, ASO & Dennis Bennie
Tel:416-250-1990
fax:416-250-6330
Email: dbennie@xdl.com; dlatner@xdl.com

Edward B. Roberts                         $30,000                       $45,000
                                          -------                       -------
David Sarnoff Professor of the
Management of Technology
MIT Sloan School of Management
300 Boylston St.
Boston, MA 02116
Tel: 617-482-0671
Fax: 617-426-9107
Email: eroberts@mit.edu

LENE L.P.                                 $20,000                       $30,000
                                          -------                       -------
c/o Lloyd E. Shefsky, General Partner
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

Yona Hollander                            $8,000                        $12,000
                                          ------                        -------
19261 Phil lane
Cupertino, CA 95014
Tel: 408-996-1579
Fax: 408 467 4601
yhollander@entercept.com

Lloyd E. Shefsky                                                        $25,000
                                                                        -------
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

OZF Ltd.                                                                $90,000
                                                                        -------
Tropic Isle Building
Wickhams Cay, P.O. Box 964
Road Town, Tortola, British Virgin
Islands
c/o Tis Prager, Prager Dreifuss,
Muehlebachstr. 6, CH-8008 Zurich,
Switzerland
Fax:  +41 1 254 55 99
Email:  mail@prager-dreifuss.com

Clarenville Ltd.
Nora Court 86, CY-3040                                                  $50,000
                                                                        -------
Athinon Street
Limassol, Cyprus
Attn: Shlomo Weintraub
Tel: +1 408 666 8201
Fax: +1 408 255 7420
Email: shlomowein@yahoo.com;
simon@capital-inv.com
Attn: Mr. Elikos Elia
Tel: 357 2 5555000
Fax: 357 2 5555001
Email: elikos.elia@cy.pwc.com

2. Amendment to Exhibit "C" to the Agreement

Exhibit "A" to Exhibit "C" of the Agreement is replaced and superseded by the following new schedule:


Note Holders

AxcessNet Resources LLC.                        Edward B. Roberts
1050 Winter Street (Suite 2400),                David Sarnoff Professor of the Management of
Waltham MA 02451                                Technology
Tel: (781)466-8888;                             MIT Sloan School of Management
Fax:(781)466-8822;                              300 Boylston St.
Email:eyal@axcess-net.com                       Boston, MA 02116
                                                Tel: 617-482-0671
                                                Fax: 617-426-9107
                                                Email: eroberts@mit.edu

Bert Amato                                      LENE L.P.
364 Glencairn Avenue                            c/o Lloyd E. Shefsky, General Partner
Toronto, Ontario                                444 N. Michigan Ave.
M5N 1V1                                         Chicago, IL 60611
Phone: (416) 488-9459                           Tel: 312-836-4001
Fax:(416) 484-1409                              Fax: 312-527-9931
Email: bamato@sympatico.ca                      Email: leshefsky@shefskyltd.com

Compugen Systems Ltd.                           Yona Hollander
25 Leek Crescent                                19261 Phil lane
Richmond Hill, ON Canada L4B 4B3                Cupertino, CA 95014
tel: 905 707-2050, 1-800-387-5045;              Tel: 408-996-1579
fax: (905) 707-2020                             Fax: 408 467 4601
Email: hzarek@compugen.com                      yhollander@entercept.com

Delta Capital Investments Ltd.                  Lloyd E. Shefsky
37-41 Bedford Row                               444 N. Michigan Ave.
London, WC1R4JH                                 Chicago, IL 60611
Fax 44-20-76112396                              Tel: 312-836-4001
Email: delta51@attglobal.net                    Fax: 312-527-9931
Attn: David Teacher                             Email: leshefsky@shefskyltd.com

KKB Ventures LLC                                OZF Ltd.
Attn: Ken Casey                                 Tropic Isle Building
285 Musketaquid Rd. Concord, Ma. 01742          Wickhams Cay, P.O. Box 964
Tel: 617 320-9764                               Road Town, Tortola, British Virgin Islands
Fax: none                                       c/o Tis Prager, Prager Dreifuss, Muehlebachstr.
Email: kfcasey@hotmail.com                      6, CH-8008 Zurich, Switzerland
                                                Fax:  +41 1 254 55 99
                                                Email:  mail@prager-dreifuss.com

XDL Capital Corp.                               Clarenville Ltd.
30 St. Clair Avenue West, 9th Floor,            Nora Court 86, CY-3040
Toronto,  M4V 3A1                               Athinon Street
Tel:416-250-1990                                Limassol, Cyprus
fax:416-250-6330                                Attn: Shlomo Weintraub
Email: dbennie@mobile.rogers.com                Tel: +1 408 666 8201
                                                Fax: +1 408 255 7420
                                                Email: shlomowein@yahoo.com;
                                                simon@capital-inv.com
                                                Attn: Mr. Elikos Elia
                                                Tel: 357 2 5555000
                                                Fax: 357 2 5555001
                                                Email: elikos.elia@cy.pwc.com

3.  Amendment to Exhibit "G" to the Agreement

Annex 1 to Exhibit "G" to the Agreement is replaced and superseded by the following new Annex 1:

AxcessNet Resources LLC.
1050 Winter Street (Suite 2400)
Waltham MA 02451
Tel: (781)466-8888;
Fax:(781)466-882;
Email:eyal@axcess-net.com

Bert Amato
364 Glencairn Avenue
Toronto, Ontario
M5N 1V1
Phone: (416) 488-9459
Fax:(416) 484-1409
Email: bamato@sympatico.ca

Compugen Systems Ltd.
25 Leek Crescent
Richmond Hill, ON Canada L4B 4B3
tel: 905 707-2050, 1-800-387-5045;
Email: hzarek@compugen.com

Delta Capital Ltd.
788-790 Finchley Road
London, NW117TJ
Fax 44-20-82019448
Email: David@bcbusnes.demon.co.il
gideon@betasea.com

KKB Ventures LLC
Attn: Ken Casey
285 Musketaquid Rd.
Concord,Ma.  01742
Tel: 617 320-9764
Fax: none
Email: kfcasey@hotmail.com

XDL Capital Corp.
30 St. Clair Avenue West, Ste. 901,
Toronto,  M4V 3A1
Attn: David Latner, ASO & Dennis Bennie
Tel:416-250-1990
fax:416-250-6330
Email: dbennie@xdl.com; dlatner@xdl.com

Edward B. Roberts
David Sarnoff Professor of the Management of Technology
MIT Sloan School of Management
300 Boylston St.
Boston, MA 02116
Tel: 617-482-0671
Fax: 617-426-9107
Email: eroberts@mit.edu

LENE L.P.
c/o Lloyd E. Shefsky, General Partner
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

Yona Hollander
19261 Phil lane
Cupertino, CA 95014
Tel: 408-996-1579
Fax: 408 467 4601
yhollander@entercept.com

Lloyd E. Shefsky
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

OZF Ltd.
Tropic Isle Building
Wickhams Cay, P.O. Box 964
Road Town, Tortola, British Virgin Islands
c/o Tis Prager, Prager Dreifuss, Muehlebachstr. 6,
CH-8008 Zurich, Switzerland
Fax:  +41 1 254 55 99
Email:  mail@prager-dreifuss.com

Clarenville Ltd.
Nora Court 86, CY-3040
Athinon Street
Limassol, Cyprus
Attn: Shlomo Weintraub
Tel: +1 408 666 8201
Fax: +1 408 255 7420
Email: shlomowein@yahoo.com;
simon@capital-inv.com

Attn: Mr. Elikos Elia
Tel: 357 2 5555000
Fax: 357 2 5555001
Email: elikos.elia@cy.pwc.com


4.  Amendment to Exhibit "H" to the Agreement

Annex 1 to Exhibit "H" to the Agreement is replaced and superseded by the following new Annex 1:

AxcessNet Resources LLC.
1050 Winter Street (Suite 2400), Waltham MA 02451
Tel: (781)466-8888;
Fax:(781)466-882;
Email:eyal@axcess-net.com

Bert Amato
364 Glencairn Avenue
Toronto, Ontario
M5N 1V1
Phone: (416) 488-9459
Fax:(416) 484-1409
Email: bamato@sympatico.ca

Compugen Systems Ltd.
25 Leek Crescent
Richmond Hill, ON Canada L4B 4B3
tel: 905 707-2050, 1-800-387-5045;
Email: hzarek@compugen.com

Delta Capital Ltd.
788-790 Finchley Road
London, NW117TJ
Fax 44-20-82019448
Email: David@bcbusnes.demon.co.il
gideon@betasea.com

KKB Ventures LLC
Attn: Ken Casey
285 Musketaquid Rd.
Concord,Ma.  01742
Tel: 617 320-9764
Fax: none
Email: kfcasey@hotmail.com


XDL Capital Corp.
30 St. Clair Avenue West, Ste. 901,
Toronto,  M4V 3A1
Attn: David Latner, ASO & Dennis Bennie
Tel:416-250-1990
fax:416-250-6330
Email: dbennie@xdl.com; dlatner@xdl.com

Edward B. Roberts
David Sarnoff Professor of the Management of Technology
MIT Sloan School of Management
300 Boylston St.
Boston, MA 02116
Tel: 617-482-0671
Fax: 617-426-9107
Email: eroberts@mit.edu

LENE L.P.
c/o Lloyd E. Shefsky, General Partner
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

Yona Hollander
19261 Phil lane
Cupertino, CA 95014
Tel: 408-996-1579
Fax: 408 467 4601
yhollander@entercept.com

Lloyd E. Shefsky
444 N. Michigan Ave.
Chicago, IL 60611
Tel: 312-836-4001
Fax: 312-527-9931
Email: leshefsky@shefskyltd.com

OZF Ltd.
Tropic Isle Building
Wickhams Cay, P.O. Box 964
Road Town, Tortola, British Virgin Islands
c/o Tis Prager, Prager Dreifuss, Muehlebachstr. 6,
CH-8008 Zurich, Switzerland
Fax:  +41 1 254 55 99
Email:  mail@prager-dreifuss.com

Clarenville Ltd.
Nora Court 86, CY-3040
Athinon Street
Limassol, Cyprus
Attn: Shlomo Weintraub
Tel: +1 408 666 8201
Fax: +1 408 255 7420
Email: shlomowein@yahoo.com;
simon@capital-inv.com
Attn: Mr. Elikos Elia
Tel: 357 2 5555000
Fax: 357 2 5555001
Email: elikos.elia@cy.pwc.com

5. GENERAL

     a. Terms used herein shall have the same meaning as ascribed to such terms in the Agreement.

     b. In signing this Addendum 2, the signatories hereon: (i) agree that the new lenders to the Agreement added by way of this addendum (i.e. Lloyd
         E. Shefsky, OZF Ltd. and Clarenville Ltd.) shall be deemed to be "Lenders" under the Agreement in all respects, with accompanying rights and obligations associated with that term being assumed by such new lenders as if they were original signatories to the Agreement; (ii) agree that the signatures hereon by such new lenders shall constitute their signature to those agreements attached to the Agreement as Exhibits that were previously executed by all Lenders independent of the execution of the Agreement; (iii) waive any claim, right or defense against any other party including against any new lender, based on the fact that the Second Tranche exceeds $750,000; (iv) waive any claim, right or defense against any other party including against any new lender, based on any delay in providing notice of intent to participate, or funding, which occurred prior to the signing of this Addendum or lack of participation in the First Tranche; (v) acknowledge that each party has the obligation to ascertain for itself that all closing conditions have been satisfied; (vi) acknowledge that s.10.2 of the Agreement is amended for new lenders to oblige them only to fund the Second Tranche.

     c. The new lenders confirm having had the opportunity to obtain independent legal advice, to do due diligence satisfactory for their purposes, and to review the Convertible Loan Agreement dated January 29, 2003 and all exhibits and schedules therein, or documents incorporated by reference.

     d. The Company confirms it is not in default under the Agreement, including the promissory notes, and any other document referred to in the Agreement.

     e. Except to the extent amended hereby, the terms and conditions of the Agreement shall remain in full force and effect as between the parties hereto throughout the term of the Agreement.

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed as of the Effective Date by their respective authorized representatives.

COMMTOUCH SOFTWARE LTD.

By: ________________                By: _______________
Title: _______________     Title:______________

LENDERS:


AxcessNet Resources LLC                     Yona Hollander
By: __________________________              By: ____________________________
Title: _________________________            Title: ___________________________

                                            Acknowledged and Agreed:

Bert Amato                                  COLLATERAL AGENT:
By: __________________________              XDL Capital Corp.
Title: _________________________            By: __________________________
                                            Title: _________________________




Compugen Systems Ltd.
By: __________________________              Delta Capital Investments Ltd.
Title: _________________________            By: __________________________
                                            Title: _________________________


KKB Ventures LLC                            Lloyd E. Shefsky
By: __________________________              By: ___________________________
Title: _________________________            Title: __________________________

XDL Capital Corp.                           OZF Ltd.
By: __________________________              By: ___________________________
Title: _________________________            Title: __________________________

Edward B. Roberts                           Clarenville Ltd.
By: __________________________              By: __________________________
Title: _________________________            Title: _________________________

LENE L.P.
By: ___________________________
Title: __________________________